UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 4, 2016

SUNDANCE STRATEGIES, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-50547	88-0515333
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

4626 North 300 West, Suite No. 365
Provo, Utah  84604
 (Address of Principal Executive Offices)

(801) 705-8968
(Registrant’s Telephone Number, including area code)

N/A
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosures

On May 4, 2016, Sundance Strategies, Inc. (the “Company”) issued a press release announcing that the Company will be presenting at the 3rd annual Growth Capital Expo Micro Cap Investor Conference, held on May 3rd through May 5th , 2016 in Las Vegas, NV. The press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                      Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release Announcing the Presentation by Sundance Strategies, Inc. at the 3rd Annual Growth Capital Expo Micro Cap Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE STRATEGIES, INC.

Date:	May 5, 2016	By:	/s/ Randall F. Pearson
Randall F. Pearson
President, CEO, Acting Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Announcing the Presentation by Sundance Strategies, Inc. at the 3rd Annual Growth Capital Expo Micro Cap Investor Conference